FORUM FUNDS

GOLDEN LARGE CAP CORE FUND
GOLDEN SMALL CAP CORE FUND

Supplement dated December 14, 2015 to the Prospectus and Statement of Additional Information dated November 1, 2015

IMPORTANT NOTICE REGARDING FUND REORGANIZATION

At a meeting held on December 11, 2015, the Board of Trustees of Forum Funds (“Board”) approved, subject to shareholder approval, a proposal to reorganize the Golden Large Cap Core Fund and Golden Small Cap Core Fund (together, the “Acquired Portfolios”), each a series of Forum Funds, into the Wells Fargo Large Cap Core Fund and the Wells Fargo Small Cap Core Fund (together, the “Acquiring Portfolios”), respectively, each a series of the Wells Fargo Advantage Funds. Golden Capital Management, LLC (“Golden”), the investment adviser to the Acquired Portfolios, recommended the reorganization to the Board.

In order to accomplish the reorganizations, the Board voted to submit an agreement and plan of reorganization to shareholders of each Acquired Portfolio’s shareholders for their approval. If the shareholders of an Acquired Portfolio approve the reorganization proposal, then the Acquired Portfolio will transfer all of its assets and liabilities to the respective Acquiring Portfolio in exchange for shares of the Acquiring Portfolio and the Acquired Portfolio’s shareholders will receive shares of the Acquiring Portfolio in exchange for their Acquired Portfolio shares. The reorganizations are intended to qualify as tax-free transactions for federal income tax purposes.

The Board has called a shareholder meeting to take place in March 2016 where the shareholders will consider and vote on the agreement and plan of reorganization. This meeting will occur at the offices of Forum Funds, Three Canal Plaza, Suite 600, Portland, Maine 04101. If approved by shareholders, the reorganizations are expected to occur in May 2016.

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For more information, please contact a Fund customer service representative toll free at (800) 206-8610.

PLEASE RETAIN FOR FUTURE REFERENCE.